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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event Reported) December 31, 1996
                                                        -----------------

                           COX COMMUNICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   Delaware
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         (State or other jurisdiction of incorporation or organization)



             1-06590                                     58-2112288
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    (Commission File Number)                          (I.R.S. Employer
                                                   Identification Number)



   1400 Lake Hearn Drive, N.E.
     Atlanta, Georgia                                      30319
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      (Address of principal                              (Zip Code)
       executive officer)

Registrant's telephone number, including area code 404-843-5000
                                                   ---------------------------


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        (Former name or former address, if changed since last report)

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Item 5.    Other Events.

        Cox Communications, Inc. ("CCI"), through Cox Pioneer Partnership ("CPP"), and Sprint Spectrum Holding Company, L.P. ("Sprint PCS") formed a new limited partnership on December 31, 1996 named Cox Communications PCS, L.P. ("PioneerCo") to operate the personal communication services ("PCS") system in the Los Angeles-San Diego major trading area ("MTA"). The Federal Communications Commission ("FCC") awarded the license for the Los Angeles-San Diego MTA to CCI under the FCC's pioneer preference program. Sprint PCS, in which CCI indirectly owns a 15% interest, was formed in March 1995 by subsidiaries of CCI, Tele-Communications, Inc., Comcast Corporation and Sprint Corporation. PioneerCo is owned 49% by Sprint PCS as its limited partner and 51% by CPP as its general partner. CPP is a partnership formed on December 31, 1996, which is owned approximately 78% by CCI and approximately 22% by Cox Enterprises, Inc. ("CEI") and controlled jointly by CCI and CEI.

        The assignment to PioneerCo of CCI's PCS license for the Los Angeles-San Diego MTA is subject to FCC approval. CCI's obligation to pay the FCC for the license will be assumed by CPP. CPP may pay this amount to the FCC, or PioneerCo may assume the obligation, in which event CPP would be required to contribute the amount to PioneerCo. CCI and CEI's contributions to CPP to fund the cost of the PCS license or these contributions to PioneerCo will be approximately $164.6 million and $87.3 million, respectively. Sprint PCS's capital contributions to PioneerCo will be made primarily in cash and will be used for the initial construction of the PCS system in the Los Angeles-San Diego MTA.

        The foregoing description is qualified in its entirety by reference to the Agreement of Limited Partnership of Cox Communications PCS, L.P. and the Partnership Agreement of CPP, copies of which are filed as exhibits hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements

                      None.

        (b)      Pro Forma Financial Information

                      None.
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        (c)      Exhibits

                 (10) Agreement of Limited Partnership of Cox Communications PCS, L.P., dated as of December 31, 1996, between Cox Pioneer Partnership and Sprint Spectrum Holding Company, L.P.*

                 (10) Partnership Agreement of Cox Pioneer Partnership, dated as of December 31, 1996, between Cox Communications Pioneer, Inc. and CEI Pioneer, Inc.





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*   Schedules and exhibits intentionally omitted.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 23, 1997                 COX COMMUNICATIONS, INC.



                                         By:      /s/ Jimmy W. Hayes
                                                 ------------------------------
                                                 Jimmy W. Hayes
                                                 Senior Vice President/Finance





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                            COX COMMUNICATIONS, INC.

        Index to Exhibits to Form 8-K dated January 23, 1997

   Exhibit            Description
   -------            -----------

   10.1 Agreement of Limited Partnership of Cox Communications PCS, L.P., dated as of December 31, 1996, between Cox Pioneer Partnership and Sprint Spectrum Holding Company, L.P.*


   10.2 Partnership Agreement of Cox Pioneer Partnership, dated as of December 31, 1996, between Cox Communications Pioneer, Inc. and CEI Pioneer, Inc.





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*   Schedules and exhibits intentionally omitted.